https://castlighthealth.equitybenefits.com/SignOn.aspx

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program

Opens January 12th, 2016

Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome to your Option Exchange Program website!

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If you have misplaced or did not receive your password, click here.

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https://castlighthealth.equitybenefits.com/Website/Screens/ChangePassword.aspx

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program
Opens January 12th, 2016
Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome:

Home Logout Administration

To change your password, fill in the fields below and then click "Update". Note that your new password must be at least 8 characters long and contain 3 of the following: an upper case letter, a lower case letter, a number, or a special character.

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https://castlighthealth.equitybenefits.com/WebSite/Screens/Welcome.aspx

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program
Opens January 12th, 2016
Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome: Home Logout Administration

Learn

Click on any of the offering materials links below to learn more.

- Schedule TO – Tender Offer Statement
- Offer to Exchange
- Employee Presentation Materials

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 47 days left to elect whether to keep your eligible option award(s), exchange them for new option award(s) or change your election.

You elected to exchange All of your options.

Make / View / Change My Elections

Print My Election Confirmation

Need Help?

Contact Stock Administration

https://castlighthealth.equitybenefits.com/WebSite/Screens/ViewElect.aspx

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program
Opens January 12th, 2016
Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome:

Home Logout Administration

Make My Election (Step 1 of 3)

Indicate your decision to tender each of your eligible option award(s) identified below in exchange for a new option award by selecting "Yes" in the Election column.

If you do not want to tender one or more of your eligible option award(s) for exchange, select "No" in the Election column.

If you do not select "Yes" for an eligible option award, your election will default to "No". In that event, the eligible option award will not be exchanged.

No partial elections are allowed.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Schedule TO – Tender Offer Statement
- Offer to Exchange
- Employee Presentation Materials

Eligible Option Award						New Option Award				
Number	Type	Date	Price ($)	Options Outstanding	Options Vested	Exchange Ratio	Type	Options	Options Vested	Election
	ISO	Oct-15-2014	$11.93	10,000	2,333	1.0	ISO	10,000	0	Yes No

Cancel

Continue

Need Help?

Contact Stock Administration

https://castlighthealth.equitybenefits.com/WebSite/Screens/Agreement.aspx

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program
Opens January 12th, 2016
Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome:

Home Logout Administration

Submit My Elections (Step 2 of 3)

I acknowledge my election is subject to the terms, conditions and restrictions contained in the offering materials.

Eligible Option Award							New Option Award			
Number	Type	Date	Price ($)	Options Outstanding	Options Vested	Exchange Ratio	Type	Options	Options Vested	Election
[illegible]	ISO	Oct-15-2014	$11.93	10,000	2,333	1.0	ISO	10,000	0	Yes No

Email Address:

Employee ID:

An email will be sent to the email address above confirming your election after you select the "I Agree" button below.

Go Back / Cancel

I Agree

Need Help?

Contact Stock Administration

https://castlighthealth.equitybenefits.com/WebSite/Screens/PrintConfirmation.aspx?Type=

castlight HEALTH

Cure Healthcare. Build Business.

Option Exchange Program
Opens January 12th, 2016
Closes February 24th, 2016 at 8:59 p.m. Pacific Time

Welcome:

Home Logout Administration

Print Election Confirmation (Step 3 of 3)

Your election has been recorded as follows:

Eligible Option Award						New Option Award				
Number	Type	Date	Price ($)	Options Outstanding	Options Vested	Exchange Ratio	Type	Options	Options Vested	Election
[illegible]	ISO	Oct-15-2014	$11.93	10,000	2,333	1.0	ISO	10,000	0	Yes

Print Confirmation | Logout | Return to Welcome Page

Option Exchange Program – Election Confirmation

Your election has been recorded as follows:

Name:

Employee ID:

Date of Election: 01/08/2016 10:40:53 AM PT

Eligible Option Award							New Option Award			
Number	Type	Date	Price ($)	Options Outstanding	Options Vested	Exchange Ratio	Type	Options	Options Vested	Election
	ISO	Oct-15-2014	$11.93	10,000	2,333	1.0	ISO	10,000	0	Yes

We strongly encourage you to print this page and keep it for your records.